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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                 APRIL 30, 1996




                           NRG GENERATING (U.S.) INC.
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           (Exact name of registrant as specified in its charter)



             DELAWARE                               1-9208                              59-2076187
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   (State or other jurisdiction            (Commission File Number)                   (IRS Employer
        of incorporation)                                                         Identification Number)



1221 NICOLLET MALL, MINNEAPOLIS, MINNESOTA                              55403
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code    (612) 373-5300
                                                  ------------------------------

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        (Former name or former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On April 30, 1996, NRG Energy, Inc. ("NRG Energy") purchased 2,710,357 shares of newly issued common stock of NRG Generating (U.S.) Inc. ("the Company," formerly O'Brien Environmental Energy, Inc., "O'Brien") (the "Acquisition"). NRG Energy purchased such shares, which comprise 41.86% of the outstanding common stock of the Company, pursuant to the Composite Fourth Amended and Restated Plan of Reorganization for O'Brien (the "Plan"), confirmed by order (the "Confirmation Order") of the United States Bankruptcy Court for the District of New Jersey under Chapter 11 of the United States Bankruptcy Code on February 22, 1996. Pursuant to the Plan, NRG Energy has made approximately $107,396,602 (the "Cash Purchase Price") available to the various holders of claims against and equity interests in O'Brien, $69.0 million of which funds NRG Energy loaned to the Company. Approximately $30.8 million of the Cash Purchase Price is allocable to the purchase of 41.86% of the Common Stock of the Company by NRG Energy, $23.3 million of which was paid directly to the Company, and $7,500,000 of which was paid to the stockholders of O'Brien. The source of the Cash Purchase Price was NRG Energy's working capital. The former stockholders of O'Brien own the remaining 58.14% of the Company. In addition, NRG Energy, through NEO Corporation (a wholly owned subsidiary), purchased certain Biogas Assets from O'Brien for $7.5 million in cash.

         NRG Energy acquired the shares of Common Stock pursuant to the Plan and pursuant to the Amended and Restated Stock Purchase and Reorganization Agreement dated as of January 31, 1996 (the "Purchase Agreement"). The Plan and the Purchase Agreement provide for seven directors of the Company.
Pursuant to the Purchase Agreement, NRG Energy has the right to appoint four of such seven directors. On April 30, 1996, the effective date of the Plan, NRG Energy chose to reserve its right to appoint one of such four directors until a later date. NRG Energy expects to appoint a seventh director of the Company within the next several months. Additionally, pursuant to a Management
Services Agreement between NRG Energy and the Company, NRG Energy will provide certain management, administration and support for the business of the Company and its subsidiaries to aid in the growth of the Company. The Company and NRG Energy have also entered into a Co-Investment Agreement, whereby NRG Energy will offer the Company ownership interests in certain independent power projects located in the United States. NRG Energy has also agreed to provide additional financing to the Company and its subsidiaries in the aggregate amount of approximately $29.5 million, subject to certain conditions.

         The Company's new certificate of incorporation provides for, among other things, the following restrictions on the trading of the Company's Common Stock. For a period of six years, any sale or other transfer of the Common Stock of the Company to any entity owning 5% or more of the value of the outstanding stock of the Company is void and of no effect unless prior Board approval is obtained. Any shares of Company Common Stock sold or transferred in violation of the certificate of incorporation and any distributions received thereon are subject to forfeiture to the Company. In addition, any attempted sale or transfer of any share of the Company's Common Stock to any Electric Utility Interest (as defined by the Federal Energy Regulatory Commission in regulations or orders implementing the Public Utility Regulatory Policies Act of 1978, as amended) is prohibited and is deemed to be of no force and effect. Any shares sold or transferred in violation of this restriction are subject to redemption by the Company.





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         Except as set forth in the following sentence, the by-laws of the
Company may be repealed or modified only by (i) the vote of 60% of all outstanding shares or (ii) the vote of a majority of the entire board of directors. By-laws regarding: (i) action by written consent of stockholders;
(ii) notice of stockholder nominations; (iii) number of directors; (iv) independent directors; and (v) independent directors committee may only be repealed or modified by (x) the vote of 75% of all outstanding shares or (y) the vote of six out of seven of the Company's directors.

         O'Brien's common stock was traded on the American Stock Exchange (the "AMEX") until September, 1994, when the stock was delisted from the AMEX. The Company's Common Stock is currently trading on the Nasdaq's OTC Bulletin Board under the O'Brien symbol "OBSE." The Company intends to change the symbol under which the Common Stock is traded to "NRGG."


         The foregoing description of the Acquisition, the Purchase Agreement, the Plan, the Management Agreement, the Co-Investment Agreement, financing arrangements of the Company and the Company's certificate of incorporation and bylaws is summary in nature, is not intended to be complete and is qualified in its entirety by reference to the Exhibits to this Report.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         The Plan was confirmed by the U.S. Bankruptcy Court on February 22, 1996. Notices of appeal were filed, but no motion to stay the Confirmation Order was made and, accordingly, the Acquisition was consummated on April 30, 1996. The Company plans to vigorously contest the appeals.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.      Description
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2.1              Amended and Restated Stock Purchase and Reorganization
                 Agreement (including, without limitation, Exhibit A
                 (Co-Investment Agreement between NRG Energy and the Company dated April 30, 1996); Exhibit B (Chapter 11 Financing
                 Agreement between NRG Energy and the Company dated August 30,
                 1996); and Exhibit D (Management Services Agreement) dated as of January 31, 1996, by and between NRG Energy, Inc. and
                 O'Brien Environmental Energy, Inc.) filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated April 29, 1996 and incorporated herein by this reference.

2.2 Order Confirming Composite Fourth Amended and Restated Plan of Reorganization for O'Brien Proposed by O'Brien, the Official Committee of Equity Security Holders, Wexford Management Corp. and NRG Energy dated February 13, 1996 and entered on February 22, 1996, and filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated April 29, 1996 and incorporated herein by this reference.





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2.3              Composite Fourth Amended and Restated Plan of Reorganization
                 for O'Brien Environmental Energy, Inc. dated January 31, 1996, proposed by O'Brien Environmental Energy, Inc., the Official Committee of Equity Security Holders, Wexford Management Corp. and NRG Energy, Inc., and filed as Exhibit
                 2.2 to the Company's Current Report on Form 8-K dated April 29, 1996 and incorporated herein by this reference.

3.1              Amended and Restated Certificate of Incorporation of the
                 Company.

3.2              Bylaws of the Company.

3.3              Preferred Stock Certificate of Designation of the Company.

10.1 Supplemental Loan Agreement dated April 30, 1996, between NRG Energy and the Company filed as Exhibit 10.2 to the Company's Current Report on Form 8-K dated April 29, 1996 and incorporated herein by this reference.

10.2 Loan Agreement dated April 30, 1996, between NRG Energy and the Company filed as Exhibit 10.3 to the Company's Current Report on Form 8-K dated April 29, 1996 and incorporated herein by this reference.

10.3 NRG Newark Cogen Loan Agreement dated April 30, 1996, between NRG Energy and the Company, and filed as Exhibit 10.4 to the Company's Current Report on Form 10-K dated April 29, 1996 and incorporated herein by reference.


ITEM 8.  CHANGE IN FISCAL YEAR.

         At a meeting on April 30, 1996, the Company's Board of Directors approved the decision to change the Company's fiscal year from a fiscal year ending June 30 to a calendar year fiscal year ending December 31. Such new fiscal year will commence on January 1, 1997.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NRG GENERATING (US.) INC.


                                  By:  /s/ Leonard A. Bluhm
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                                       Leonard A. Bluhm
                                       President and Chief Executive Officer


Date:  May 15, 1996





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